UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2005 (April 22, 2005)

THE NASDAQ STOCK MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza

New York, New York 10006

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 401-8700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 22, 2005, The Nasdaq Stock Market, Inc. (the “Company”) entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Instinet Group Incorporated (“Instinet”) and Norway Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of the Company, under which the Company will acquire all outstanding shares of Instinet for an aggregate purchase price of approximately $1.878 billion in cash, comprised of approximately $934.5 million from the Company, approximately $207.5 million from Iceland Acquisition Corp. (“Iceland Acquisition Corp.”), an affiliate of Silver Lake Partners II, L.P. (“SLP”), a private equity fund, pursuant to the sale of Instinet’s institutional brokerage business (as described below), and the balance from Instinet’s available cash, including approximately $174 million from the sale of Instinet’s Lynch, Jones & Ryan, Inc. subsidiary (“LJR”). The Merger Agreement provides for Merger Sub to merge (the “Merger”) with and into Instinet. As a result of the Merger, Instinet would become a wholly owned subsidiary of the Company. Completion of the Merger is subject to the completion of Instinet’s sale of LJR, and customary closing conditions, including the approval of the Merger by Instinet’s shareholders, as well as regulatory approvals, including approval of the Securities and Exchange Commission and approval under the Hart-Scott Rodino Antitrust Improvements Act of 1976. The Merger is expected to be completed during the fourth quarter of 2005 or the first quarter of 2006.

The Company has concurrently entered into a definitive agreement (the “Transaction Agreement”) to sell Instinet’s institutional brokerage business to Iceland Acquisition Corp., an affiliate of SLP, immediately upon the closing of the Merger, for a purchase price of $207.5 million, subject to certain adjustments. The proposed sale is subject to terms and conditions set forth in the Transaction Agreement. These include, among other things, the closing of the Merger, and closing conditions that are similar to the closing conditions contained in the Merger Agreement, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and obtaining other required regulatory approvals in respect of the sale of the institutional brokerage business to Iceland Acquisition Corp.

After the Merger and the sale of Instinet’s institutional brokerage division, the Company will own Inet ECN.

The foregoing descriptions of the Merger Agreement and the Transaction Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Transaction Agreement, copies of which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

In connection with the execution of the Merger Agreement, Reuters C LLC, Reuters Group PLC and Reuters Group Overseas Holdings (UK) Limited (collectively, the “Reuters Entities”) and the Company entered into a Support Agreement, dated as of April 22, 2005 (the “Support Agreement”), pursuant to which, among other things, the Reuters Entities agreed to vote in favor of the Merger and agreed not to dispose of any of their common stock of Instinet prior to the consummation of the Merger. The Support Agreement will terminate upon the earliest of the (a) termination of the Merger

Agreement, (b) effective time of the Merger and (c) effectiveness of an amendment to or a waiver under the Merger Agreement that is materially adverse to the Reuters Entities. The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The Company intends to finance the Merger Consideration from a combination of cash on hand, cash required by the Merger Agreement to be on hand at Instinet at the closing of the Merger, including the proceeds from the sale of Instinet’s institutional brokerage business, proceeds from the sale of LJR, and certain financing arrangements entered into in connection with the Merger Agreement as described below.

On April 22, 2005, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Norway Acquisition SPV, LLC (“Norway SPV”), providing for the sale by the Company to Norway SPV of $205 million aggregate principal amount of 3.75% Series A Convertible Notes due October 2012 (the “Series A Notes”) and warrants (the “Series A Warrants”) to purchase 2,209,052 shares of the Company’s common stock (the “Common Stock”) at $14.50 per share. The Series A Notes will be convertible into Common Stock, subject to certain adjustments and conditions at a purchase price of $14.50 per share, which would equal 14,137,931 shares. The Series A Notes and the Series A Warrants purchased by Norway SPV are indirectly owned by the H&F Entities (as defined below) and the SLP Entities (as defined below). The Series A Notes are governed by the terms of the Indenture (as defined below). The Company will receive proceeds of $205.0 million from the sale of the Series A Notes and Series A Warrants less fees and other expenses. The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

To fund its purchase of the Series A Notes and Series A Warrants from the Company, Norway SPV borrowed $205,000,000 aggregate principal amount pursuant to a Secured Term Loan Agreement, dated as of April 22, 2005 (the “Loan Agreement”), with Norway Holdings SPV, LLC, certain lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The equity interests of Norway Holdings SPV, LLC are indirectly owned by the SLP Entities and the H&F Entities. Until (i) the completion of the Merger or (ii) the later of (x) the termination of the Merger Agreement and (y) October 22, 2005, the Company will maintain all proceeds from the sale of the Series A Notes and Series A Warrants in a deposit and/or securities account subject to a Blocked Account Control and Security Agreement (the “Security Agreement”), dated as of April 22, 2005, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and JPMorgan Chase Bank, as depositary. In connection with the Loan Agreement, the Company entered into a Guarantee Agreement (the “Guarantee”) with Norway SPV and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Company guaranteed the $205,000,000 aggregate principal amount borrowed pursuant to the Loan Agreement. The foregoing descriptions of the Guarantee and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the

Guarantee and the Security Agreement, copies of which are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

On April 22, 2005, the Company also entered into a Note Amendment Agreement (the “Note Amendment Agreement”) with Hellman & Friedman Capital Partners IV, L.P., H&F Executive Fund IV, L.P., H&F International Partners IV-A, L.P., and H&F International Partners IV-B, L.P (collectively, the “H&F Entities”), providing for the exchange by the Company of its $240 million aggregate principal amount of 4.0% Convertible Subordinated Notes due 2006 (the “Old Notes”) for $240 million aggregate principal amount of 3.75% Series B Convertible Notes due 2012 (the “Series B Notes” and, together with the Series A Notes, the “Notes”) and warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) to purchase 2,753,448 shares of Common Stock at $14.50 per share. The Series B Notes will be convertible into Common Stock, subject to certain adjustments and closing conditions, at a purchase price of $14.50 per share, which would equal 16,551,724 shares. The Series B Notes will be governed by the terms of the Indenture. The foregoing description of the Note Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Note Amendment Agreement, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

In addition, under the Securities Purchase Agreement and the Note Amendment Agreement the Company agreed to hold a stockholder’s meeting and use its reasonable best efforts to obtain from the Company’s stockholders a vote approving an amendment to the Company’s Restated Certificate of Incorporation that would permit the holders of the Notes to vote on all matters submitted to a vote of the stockholders of the Company. Under the terms of the proposed amendment, each holder of the Notes would be entitled to the number of votes equal to the number of shares of Common Stock that could be acquired upon conversion of such holder’s Notes on the applicable record date, subject to the 5% voting limitation contained in the Restated Certificate of Incorporation of the Company.

The Company has also agreed to ask the Company’s stockholders at the stockholders meeting described above to approve the potential issuance of the shares of Common Stock underlying approximately $7.8 million of the Series A Notes (the “Subject Shares”). If the stockholders do not approve the potential issuance of the Subject Shares, the Company will be required to redeem approximately $4.0 million aggregate principal amount of the Series A Notes from the SLP Entities for a repurchase price in cash equal to 105% of such aggregate principal amount plus any accrued and unpaid interest, but not including the repurchase date. In addition, on or prior to October 24, 2005 or, if later, five business days after the stockholders’ meeting discussed above, the Company has the option to repurchase approximately $3.8 million aggregate principal amount of the Series A Notes from the H&F Entities for a repurchase price in cash equal to 105% of such aggregate principal amount plus any accrued and unpaid interest, but not including the repurchase date. If the Company’s stockholders do not approve the issuance of the Subject Shares, the Company intends to exercise such option.

On April 22, 2005, the Company issued the Series A Notes and the Series A Warrants to Norway SPV pursuant to the Securities Purchase Agreement and the Series B Warrants

and the Series B Notes to the H&F Entities in connection with their agreement to exchange the Old Notes for the Series B Notes and the Series B Warrants. The Warrants will be exercisable by Norway SPV, the H&F Entities and their respective permitted transferees on or after April 22, 2006, or earlier under certain circumstances, and will terminate on the third anniversary of the closing of the Merger, unless earlier terminated in connection with the mandatory redemption of the Notes under the terms of the Indenture described below.

On April 22, 2005, the Company entered into an Indenture (the “Indenture”) with Law Debenture Trust Company of New York, as trustee, governing the terms of the Notes. The Notes are senior unsecured obligations of the Company and rank pari passu in right of payment with all existing and any future senior unsecured indebtedness of the Company and are senior in right of payment to any future subordinated indebtedness of the Company.

Under the terms of the Indenture, subject to certain exceptions, the Company will be required to redeem the Series A Notes and Series A Warrants if the (i) Merger Agreement is terminated or (ii) if the Merger has not closed by April 22, 2006, but in no event earlier than October 24, 2005. The aggregate redemption price for the Series A Notes and Series A Warrants will be $205.0 million plus any accrued interest on the Series A Notes. Upon the mandatory redemption of the Series A Notes, (i) the Indenture and the Series B Notes will automatically be deemed to be amended to restate, with limited exceptions, the terms of the Old Notes and (ii) the Series B Warrants will be terminated.

The Notes will be convertible on and after April 22, 2006 (or earlier under certain circumstances) by their holders into Common Stock at an initial conversion rate of 0.0689655 shares of Common Stock per $1.00 principal amount of Notes, subject to adjustments, or, at the option of the Company, into cash and Common Stock.

The Company may redeem the Notes at any time after April 22, 2011 for a cash payment equal to the aggregate principal amount of the Notes plus any accrued and unpaid interest on the Notes, subject to the holders option to convert the Notes into Common Stock after notice of such redemption is given. The Indenture is subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of certain other indebtedness rendering of final judgments for the payment of certain money, and certain events of bankruptcy and insolvency. The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

After the earlier of (i) nine months after the closing of the Merger or (ii) October 22, 2006, the holders of the Notes and the Warrants will be entitled to the benefits of a registration rights agreement dated April 22, 2005 (the “Registration Rights Agreement”) among Silver Lake Partners II TSA, L.P., Silver Lake Technology Investors II, L.L.C., Silver Lake Partners TSA, L.P., Silver Lake Investors, L.P., Integral Capital Partners VI, L.P. and VAB Investors, LLC (collectively, the “SLP Entities”), the Company and the H&F Entities. Under the Registration Rights Agreement, the Company has agreed to file registration statements to cover the resale of the Notes or the Common Stock issuable upon conversion of the Notes or exercise of the

Warrants at the request of the holders and grant rights to the holders to register their Common Stock if the Company files registration statements to register its Common Stock. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

In connection with the issuance of the Notes and the Warrants, on April 22, 2005, the Company entered into an Amended and Restated Securityholders Agreement (the “Amended Securityholders Agreement”) with the SLP Entities and the H&F Entities. Under the terms of this agreement, the H&F Entities and SLP Entities are each entitled to (i) have a representative appointed to the Company’s Board of Directors, (ii) obtain additional information about the Company and (iii) certain consultation and information rights with the Company; provided that the SLP Entities and H&F Entities maintain ownership of a certain percentage of the Notes. The Amended Securityholders Agreement amended and restated in its entirety the existing Securityholders Agreement dated May 3, 2001 between the Company and the H&F Entities. Each of the Registration Rights Agreement and Amended Securityholders Agreement will terminate upon the mandatory redemption of the Series A Notes and Series A Warrants, and the Amended Securityholders Agreement will automatically be amended and restated to read in its entirety as set forth in the existing Securityholders Agreement. The foregoing description of the Amended Securityholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Securityholders Agreement, a copy of which is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

There are no material relationships between Reuters or Instinet, on the one hand, and the Company or any of its affiliates, on the other hand, other than in respect of the Merger Agreement and the agreements relating thereto, including the Support Agreement, except Instinet owns, directly or indirectly, approximately 2% of the common stock of Nasdaq.

There are no material relationships between SLP and its affiliates, on the one hand, and the Company and its affiliates, on the other hand, other than in respect of the Merger Agreement, the Transaction Agreement, the Securities Purchase Agreement, the Indenture, the Registration Rights Agreement, the Amended Securityholders Agreement and the agreements related thereto.

There are no material relationships between the H&F Entities and their affiliates, on the one hand, and the Company and its affiliates, on the other hand, other than in respect of the Securities Purchase Agreement, the Note Amendment Agreement, the Indenture, the Registration Rights Agreement, the Amended Securityholders Agreement and the agreements related thereto.

The agreements included as exhibits to this Current Report on Form 8-K have been included to provide you with information regarding their terms. We do not intend for their text to be a source of factual or business or operational information about Instinet or the Company. Such information can be found elsewhere in the other public filings each of the Company and Instinet makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See disclosure under Item 1.01 of this report, which is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

On April 22, 2005, the Company agreed to sell the Series A Notes and the Series A Warrants to Norway SPV in a private placement pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), afforded by Section 4(2) of the Act. The gross proceeds to the Company from the sale of the Series A Notes and Series A Warrants are $205.0 million.

On April 22, 2005, the Company agreed to issue the Series B Notes and the Series B Warrants to the H&F Entities in exchange for the Old Notes in a private placement pursuant to the exemptions from the registration requirements of the Act afforded by Section 4(2) of the Act.

The Warrants will be exercisable by Norway SPV, the H&F Entities and their respective permitted transferees on or after April 22, 2006, or earlier under certain circumstances, and will terminate on the third anniversary of the closing of the Merger unless earlier terminated or redeemed in connection with the mandatory redemption of the Series A Notes under the terms of the Indenture.

The Notes, Warrants and the underlying Common Stock issuable upon conversion of the Notes and exercise of the Warrants have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information provided in Item 1.01 is incorporated herein by reference.

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) In connection with the Merger Agreement, the Transaction Agreement and the sale of the Series A Notes, the Company agreed in the Amended Securityholders Agreement discussed in Item 1.01 to appoint a representative of SLP to the Board of Directors of the Company (the “Board”). Glenn Hutchins, a Managing Director of the general partner of SLP, has been approved by the Board as a Class 1 Director to serve a term that expires at the 2007 annual meeting of stockholders of the Company. The Company has agreed to appoint Mr. Hutchins to the Board’s Finance and Compensation Committees.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 22, 2005, by and among The Nasdaq Stock Market, Inc., Norway Acquisition Corp. and Instinet Group Incorporated. Filed without schedules. The Company agrees to furnish a copy of any such schedule to the Securities and Exchange Commission upon request.

2.2	Transaction Agreement, dated April 22, 2005 by and among The Nasdaq Stock Market, Inc., Norway Acquisition Corp. and Iceland Acquisition Corp.

4.1	Securities Purchase Agreement, dated as of April 22, 2005, between Norway Acquisition SPV, LLC and The Nasdaq Stock Market, Inc.

4.2	Note Amendment Agreement, dated as of April 22, 2005, among The Nasdaq Stock Market, Inc., Hellman & Friedman Capital Partners IV, L.P., H&F Executive Fund IV, L.P., H&F International Partners IV-A, L.P., and H&F International Partners IV-B, L.P.

4.3	Indenture, dated as of April 22, 2005, between The Nasdaq Stock Market, Inc. and Law Debenture Trust Company of New York, as Trustee.

4.4	Registration Rights Agreement, dated as of April 22, 2005, among The Nasdaq Stock Market, Inc., Hellman & Friedman Capital Partners IV, L.P., H&F Executive Fund IV, L.P., H&F International Partners IV-A, L.P., H&F International Partners IV-B, L.P., Silver Lake Partners II TSA, L.P., Silver Lake Technology Investors II, L.L.C., Silver Lake Partners TSA, L.P., Silver Lake Investors, L.P., VAB Investors, LLC and Integral Capital Partners VI, L.P.

4.5	Amended and Restated Securityholders Agreement, dated as of April 22, 2005, among Norway Acquisition SPV, LLC, Hellman & Friedman Capital Partners IV, L.P., H&F Executive Fund IV, L.P., H&F International Partners IV-A, L.P., H&F International Partners IV-B, L.P, Silver Lake Partners II TSA, L.P., Silver Lake Technology Investors II, L.L.C., Silver Lake Partners TSA, L.P., Silver Lake Investors, L.P., VAB Investors, LLC, Integral Capital Partners VI, L.P., and The Nasdaq Stock Market, Inc.

99.1	Support Agreement, dated as of April 22, 2005, by and among The Nasdaq Stock Market, Inc., Reuters C LLC, Reuters Group Overseas Holding (UK) Limited and Reuters Group, PLC.

99.2	Guarantee Agreement, dated as of April 22, 2005, by and among The Nasdaq Stock Market, Inc., Norway Acquisition SPV, LLC and JPMorgan Chase Bank, N.A., as administrative agent.

99.3	Blocked Account Control and Security Agreement, dated as of April 22, 2005, by and among The Nasdaq Stock Market, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and JPMorgan Chase Bank, as depositary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NASDAQ STOCK MARKET, INC.

Date: April 28, 2005	By:	/s/ Adena Friedman
	Name:	Adena Friedman
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 22, 2005, by and among The Nasdaq Stock Market, Inc., Norway Acquisition Corp. and Instinet Group Incorporated. Filed without schedules. The Company agrees to furnish a copy of any such schedule to the Securities and Exchange Commission upon request.

2.2	Transaction Agreement, dated April 22, 2005 by and among The Nasdaq Stock Market, Inc., Norway Acquisition Corp. and Iceland Acquisition Corp.

4.1	Securities Purchase Agreement, dated as of April 22, 2005, between Norway Acquisition SPV, LLC and The Nasdaq Stock Market, Inc.

4.2	Note Amendment Agreement, dated as of April 22, 2005, among The Nasdaq Stock Market, Inc., Hellman & Friedman Capital Partners IV, L.P., H&F Executive Fund IV, L.P., H&F International Partners IV-A, L.P., and H&F International Partners IV-B, L.P.

4.3	Indenture, dated as of April 22, 2005, between The Nasdaq Stock Market, Inc. and Law Debenture Trust Company of New York, as Trustee.

4.4	Registration Rights Agreement, dated as of April 22, 2005, among The Nasdaq Stock Market, Inc., Hellman & Friedman Capital Partners IV, L.P., H&F Executive Fund IV, L.P., H&F International Partners IV-A, L.P., H&F International Partners IV-B, L.P., Silver Lake Partners II TSA, L.P., Silver Lake Technology Investors II, L.L.C., Silver Lake Partners TSA, L.P., Silver Lake Investors, L.P., VAB Investors, LLC and Integral Capital Partners VI, L.P.

4.5	Amended and Restated Securityholders Agreement, dated as of April 22, 2005, among Norway Acquisition SPV, LLC, Hellman & Friedman Capital Partners IV, L.P., H&F Executive Fund IV, L.P., H&F International Partners IV-A, L.P., H&F International Partners IV-B, L.P, Silver Lake Partners II TSA, L.P., Silver Lake Technology Investors II, L.L.C., Silver Lake Partners TSA, L.P., Silver Lake Investors, L.P., VAB Investors, LLC, Integral Capital Partners VI, L.P., and The Nasdaq Stock Market, Inc.

99.1	Support Agreement, dated as of April 22, 2005, by and among The Nasdaq Stock Market, Inc., Reuters C LLC, Reuters Group Overseas Holding (UK) Limited and Reuters Group, PLC.

99.2	Guarantee Agreement, dated as of April 22, 2005, by and among The Nasdaq Stock Market, Inc., Norway Acquisition SPV, LLC and JPMorgan Chase Bank, N.A., as administrative agent.

99.3	Blocked Account Control and Security Agreement, dated as of April 22, 2005, by and among The Nasdaq Stock Market, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and JPMorgan Chase Bank, as depositary.